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               SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

                   CURRENT REPORT PURSUANT
                TO SECTION 13 OR 15(D) OF THE
               SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  April 15, 2003

 EMMIS COMMUNICATIONS CORPORATION                    EMMIS OPERATING COMPANY
 (Exact name of registrant as                     (Exact name of registrant as
 specified in its charter)                         specified in its charter)


             INDIANA                                         INDIANA
(State of incorporation or organization)(State of incorporation or organization)

            0-23264                                         333-62172-13
   (Commission file number)                           (Commission file number)

       35-1542018                                         35-2141064
    (I.R.S.  Employer                                  (I.R.S.  Employer
   Identification No.)                                Identification No.)

    ONE EMMIS PLAZA                                 ONE EMMIS PLAZA
  40 MONUMENT CIRCLE                              40 MONUMENT CIRCLE
      SUITE 700                                       SUITE 700
 INDIANAPOLIS, INDIANA 46204                    INDIANAPOLIS, INDIANA 46204
(Address of principal executive offices)(Address of principal executive offices)
   (317) 266-0100                                     (317) 266-0100
(Registrant's Telephone Number,                (Registrant's Telephone Number,
 Including Area Code)                           Including Area Code)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         EXHIBIT #        DESCRIPTION

         99.1             Press release dated April 15, 2003.

Item  12.  Results of Operations & Financial Condition.

On April 15,  2003,  we issued  the press  release  attached  to this  report as
Exhibit 99.1. The text of that press release is incorporated in this Item by reference.


Signatures.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               EMMIS COMMUNICATIONS CORPORATION

Date: April 15, 2003             By:  /s/ Walter Z. Berger
                                 -----------------------------------------------
                                    Walter Z. Berger , Executive Vice President,
                                    Chief Financial Officer and Treasurer


                                                     EMMIS OPERATING COMPANY


Date: April 15, 2003            By:  /s/ Walter Z. Berger
                                 -----------------------------------------------

                                     Walter Z. Berger, Executive Vice President,
                                     Chief Financial Officer and Treasurer

                                                              Exhibit 99 1